Exhibit 22(a)(xvi) under Form N-1A
                                            Exhibit 3(i) under Item 601/Reg. S-K

                             FEDERATED EQUITY FUNDS

                                Amendment No. 22
                                     to the
                    RESTATED AND AMENDED DECLARATION OF TRUST
                              dated August 15, 1995


This Declaration of Trust is amended as follows:

A. Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

     "Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

                 Federated Capital Appreciation Fund
                            Class A Shares
                            Class B Shares
                            Class C Shares
                            Class K Shares
                       Federated Kaufmann Fund
                            Class A Shares
                            Class B Shares
                            Class C Shares
                            Class K Shares
                  Federated Kaufmann Small Cap Fund
                            Class A Shares
                            Class B Shares
                            Class C Shares
                   Federated Large Cap Growth Fund
                            Class A Shares
                            Class B Shares
                            Class C Shares
                  Federated Market Opportunity Fund
                            Class A Shares
                            Class B Shares
                            Class C Shares
               Federated Mid Cap Growth Strategies Fund
                            Class A Shares
                            Class B Shares
                            Class C Shares
                      Federated Technology Fund
                            Class A Shares
                            Class B Shares
                            Class C Shares
                    Federated Strategic Value Fund
                            Class A Shares
                            Class B Shares
                            Class C Shares

     The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 18th day of November, 2004.

     WITNESS the due execution hereof this 18th day of November, 2004.



/s/ John F. Donahue                 /s/ Lawrence D. Ellis, M.D.
------------------------------      ------------------------------
John F. Donahue                     Lawrence D. Ellis, M.D.

/s/ Thomas G. Bigley                /s/ Peter E. Madden
------------------------------      ------------------------------
Thomas G. Bigley                    Peter E. Madden

/s/ John T. Conroy, Jr.             /s/ Charles F. Mansfield, Jr.
------------------------------      ------------------------------
John T. Conroy, Jr.                 Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis        /s/ John E. Murray, Jr.
------------------------------      ------------------------------
Nicholas P. Constantakis            John E. Murray, Jr.

/s/ John F. Cunningham              /s/ Marjorie P. Smuts
------------------------------      ------------------------------
John F. Cunningham                  Marjorie P. Smuts

/s/ J. Christopher Donahue          /s/ John S. Walsh
------------------------------      ------------------------------
J. Christopher Donahue              John S. Walsh